UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

GLOBAL BOATWORKS HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF YUMMY FLIES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Global Boatworks Holdings, Inc.

1707 North Charles Street, Suite 200A

Baltimore, Maryland  21201

INFORMATION STATEMENT

(Preliminary)

October 28, 2020

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Global Boatworks Holdings, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Global Boatworks Holdings, Inc., a Florida corporation (the “Company”), to notify the Stockholders that on October 15, 2020, the Company received the written consent in lieu of a meeting of the holders of a majority of the total voting power of all issued and outstanding voting capital of the Company (the “Majority Stockholders”).

The Majority Stockholders authorized amending the Company's Certificate of Incorporation, as amended, to change the name of the Company from Global Boatworks Holdings, Inc. to R3 Holdings, Inc. and symbol change to RTHI, or an alternate appropriate trading symbol which relates to the new Name (the “Name and Symbol Change”) of the Company’s common stock (“Common Stock”).

On October 15, 2020, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholders that they approve the Name and Symbol Change.  On October 15, 2020, the Majority Stockholders approved the Action by written consent in lieu of a meeting, in accordance with Florida law.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name and Symbol Change.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company to notify the Stockholders of the Name and Symbol Change.  Stockholders of record at the close of business on October 15, 2020, are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Name and Symbol Change will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice.  We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about October 26, 2020.  We anticipate that the Name and Symbol Change will become effective on or about November 6, 2020, at such time as a certificate of amendment to our Articles of Incorporation is filed with the Department of State of Florida, Division of Corporations.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the action to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By Order of the Board of Directors,

/s/ Laurin Leonard

Chief Executive Officer

Baltimore, MD

October 28, 2020

GLOBAL BOATWORKS HOLDINGS, INC.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

The Florida Business Corporation Act (the FBCA ) provides in part that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and in order to affect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about October 15, 2020.

This Information Statement contains a brief summary of the material aspects of the Name and Symbol Change approved by the Board of Global Boatworks Holdings, Inc. (the “Company,” “we,” “our,” or “us”) and the Majority Stockholders.

Dissenters Right of Appraisal

No dissenters or appraisal rights under the Florida Business Corporation Act are afforded to the Company's stockholders as a result of the approval of the actions set forth above.

ACTION TO BE TAKEN

SUMMARY

The Majority Stockholders authorized amending the Company's Certificate of Incorporation, as amended, to change the name of the Company from Global Boatworks Holdings, Inc. to R3 Holdings, Inc. and symbol change to RTHI, or an alternate appropriate trading symbol which relates to the new Name (the “Name and Symbol Change”) of the Company’s common stock (“Common Stock”).

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the Exchange Act ) to the Company’s stockholders on the Record Date. The Name and Symbol Change will become effective on the date that we file the Certificate of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Florida.  We intend to file the Amendment with the Secretary of State of the State of Florida promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

Notwithstanding the foregoing, we must first notify FINRA of the intended Name and Symbol Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.  Our first choice for trading symbol is RTHI. However, FINRA allows us to choose three possible trading symbols as part of the application process and at this time we do not know what the new trading symbol will be. Neither the Name Change nor the Symbol Change will become effective until approved by FINRA.

The entire cost of furnishing this Information Statement will be borne by the Company.

REASONS

We believe that changing the name of the Company to R3 Holdings, Inc. will more accurately reflect and represent to the public the business of the Company.  In connection with the Name and Symbol Change, we intend to file with FINRA a request to obtain a new ticker symbol.  Our request for a new ticker symbol, however, will not be processed until sixty (60) days after FINRA has announced our Name and Symbol Change to the market.

VOTE REQUIRED

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is October 15, 2020. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on October 15, 2020. (the Record Date ). As of the Record Date, the Company had outstanding 205,670,136 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater, FL 33760, Telephone : (727) 289-0010.

WHEN THE NAME WILL GO INTO EFFECT

Prior to filing the amendment to the Articles of Incorporation reflecting the Name and Symbol Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name and Symbol Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Name and Symbol Change Proposal except to the extent of their ownership of shares of our Common Stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Florida Business Corporation Act provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.

Set forth below is information concerning the ownership as of the Record Date of the common stock of the Company by the persons who were the sole shareholders to sign the shareholders’ written consent.

Name and Address of Beneficial Owner	Beneficial Ownership (1)	% of class
Laurin Leonard (2) Chairman/CEO/CFO	39,588,041	35.9%
Robert Rowe (3)	1,385,855	1.3%
Teresa Hodge	40,425,662	36.7%
Aliya Rahman	8,607,314	7.8%

Total	90,006,872	81.7%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Ms. Leonard also holds 1,000,000 shares of Series A Preferred Stock.  The rights and privileges of these shares are super voting rights at the rate of 1,000 votes for each preferred share and the right to redeem the shares for $1,000 in total.  Further, the Company may not amend, alter or repeal its Articles of Incorporation or Bylaws, designate any new shares of preferred stock or initiate any action in an attempt to diminish the rights of the Series A Preferred Stock without the approval of the Series A Preferred Stock

(3)

Includes 5,100 shares of common stock held by Leah Rowe, the wife of Robert Rowe.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of October 15, 2020, of (i) each person known to us to beneficially own more than 5% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group.  As of October 15, 2020, there were a total of 110,057,385 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote.  The column entitled “Percentage of Outstanding Common Stock” shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of October 15, 2020, through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and address of Beneficial Owner	Number of Shares of Common Stock	Percent of Class

Directors and Named Executive Officers:

Laurin Leonard (1)	39,588,041	35.9%

Robert Rowe (2)	1,385,855	1.3%

All officers and directors as a group:	40,973,896	37.2%

5% or Greater Beneficial Owners
Teresa Hodge Aliya Rahman	40,425,662 8,607,314	36.7% 7.8%

(1)

 Ms. Leonard also holds 1,000,000 shares of Series A Preferred Stock.  The rights and privileges of these shares are super voting rights at the rate of 1,000 votes for each preferred share and the right to redeem the shares for $1,000 in total.  Further, the Company may not amend, alter or repeal its Articles of Incorporation or Bylaws, designate any new shares of preferred stock or initiate any action in an attempt to diminish the rights of the Series A Preferred Stock without the approval of the Series A Preferred Stock

(2)

Includes 5,100 shares of common stock held by Leah Rowe, the wife of Robert Rowe.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1707 North Charles Street, Suite 200A, Baltimore, Maryland  21201, Attn: Laurin Leonard; telephone (443) 863-7234.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Name and Symbol Change, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

Dated: October 28, 2020

Laurin Leonard

Chairman of the Board of Directors

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

(Florida Statutes 78.315(2))

IN LIEU OF A SPECIAL MEETING

OF

GLOBAL BOATWORKS HOLDINGS, INC.

A Florida Corporation

The undersigned Directors of Global Boatworks Holdings, Inc., a Florida Corporation (the "Corporation") pursuant to Section 607 of the Florida Statutes, hereby consent to the following actions of the Corporation as of October 15, 2020.

1.	APPROVAL OF NAME CHANGE

RESOLVED: That the Board of Directors acknowledges today the receipt of the written consent of the holders of a majority of the voting power of the Corporation (the “Majority Shareholder Consent”), and consistent with such Majority Shareholder Consent, that the Corporation be and hereby is authorized to change its name from Global Boatworks Holdings, Inc. to R3 Holdings, Inc. by filing Articles of Amendment with the Florida Department of State, filing the necessary disclosures with the SEC and by making application to FINRA.

2.	APPROVAL OF TRADING SYMBOL CHANGE

RESOLVED: That the Board of Directors acknowledges today the receipt of the Majority Shareholder Consent, and consistent with such Majority Shareholder Consent, that the Corporation be and hereby is authorized to change its trading symbol from GBBT to RTHI or to an alternate symbol related to the new name, by filing the necessary disclosures with the SEC and by making application to FINRA.

3.	OMNIBUS RESOLUTIONS

RESOLVED, that, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the FINRA a notice of the actions taken herein, in accordance with Rule 10b-17, promulgated pursuant to the Securities Exchange Act of 1934, as amended.

RESOLVED, that, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Department of State of the State of Florida Articles of Amendment in accordance with Florida law, reflecting actions of the Corporation taken in accordance with the forgoing resolutions.

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission (“SEC”) an information statement on Schedule 14C (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby.

RESOLVED, that the record date to determine which holders of securities of the Corporation shall be entitled to receive a copy of the Schedule 14C is the day that the definitive information statement on Schedule 14C is filed with the SEC, or such date that the Corporate Action notification is made to FINRA.

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

RESOLVED, that the execution of this consent shall constitute a written waiver of any notice of meeting required by Florida law or the Corporation's Articles of Incorporation or Bylaws.

RESOLVED, that this consent may be executed by facsimile and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

RESOLVED, that this written consent of the shareholders of the Corporation be filed with the minutes of meetings of the shareholders and shall be treated for all purposes as action taken at a meeting.

Dated: October 15, 2020

/s/ Laurin Leonard
Laurin Leonard, Director

/s/ Robert Rowe
Robert Rowe, Director